UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - August 17, 2007

                        Farmers Capital Bank Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Kentucky                         0-14412                 61-1017851
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

          P.O. Box 309  Frankfort, KY                         40602
  (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (502) 227-1668

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On August 17, 2007, Farmers Capital Bank Corporation issued a press release announcing the preliminary results of its modified "Dutch Auction" tender offer made pursuant to an Offer to Purchase dated July 19, 2007 and the related Letter of Transmittal, which were filed with the Securities and Exchange Commission on a Schedule TO on July 19, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number      Description
------      --------------------------------------------------------------------
99.1        Press Release announcing the results of modified "Dutch Auction"
            tender offer, dated August 17, 2007.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FARMERS CAPITAL BANK CORPORATION


Date August 17, 2007                       BY: /s/ G. ANTHONY BUSSENI
                                               ---------------------------------
                                           G. Anthony Busseni
                                           President and Chief Executive Officer


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

Exhibit Index

Exhibit
Number      Description
------      --------------------------------------------------------------------
99.1        Press Release announcing the results of modified "Dutch Auction"
            tender offer, dated August 17, 2007.